UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 19, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

On April 19, 2010 (the “Date of Dismissal”), Gentor Resources, Inc. (the “Company”) dismissed BDO Canada LLP (“BDO Canada”) as its independent registered public accounting firm.

The report of BDO Canada on the consolidated financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss BDO Canada as the Company’s independent registered public accounting firm was approved and ratified by the Board of Directors of the Company.

During the Company’s recent fiscal years ended December 31, 2009 and 2008, and during the subsequent interim period from January 1, 2010 through the Dismissal Date: (i) there were no disagreements with BDO Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Canada, would have caused BDO Canada to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO Canada with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO Canada furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they did not agree. A copy of the letter provided by BDO Canada is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On the Date of Dismissal, the Board of Directors of the Company approved and ratified the engagement of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through the Date of Dismissal, neither the Company nor anyone on our behalf consulted Deloitte regarding:

(1)

either (i) the application of accounting principles to a specified transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by the us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(2)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9 - Exhibit

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

16.1

Letter dated April 21, 2010 from BDO Canada LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: April 22, 2010

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer